Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

The Johnson Dynamic Growth Fund

Summary Prospectus	May 1, 2010

Investment Objective:  Long term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee[1]	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees[2]	0.00%
Other Expenses (Acquired Fund Fees and Expenses)[3]	0.02%
Total Annual Fund Operating Expenses	1.02%
[1]	A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2]	This Fund has adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Funds has no present intention to activate the Plan.
[3]
 “Other Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds.  Numbers are rounded.  Acquired Fund Fees and Expenses are the indirect costs of investing in other funds.  If the Fund incurred Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Growth Fund	$105	$326	$566	$1,253

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.47% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund invests in small-, mid- and large-capitalization companies that the adviser believes offer opportunities for above-average growth.  The adviser seeks companies that it believes offer sustainable or expanding growth in revenues, cash flow, and earnings.  The adviser emphasizes dynamic, growth companies that are expected to grow faster than the market, yet are selling at reasonable valuations based on the adviser's analysis of the share price of these companies using traditional valuation measures.  The Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected.

Principal Risks of Investing in the Fund:  As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Company Risk – The Fund value might decrease in response to the activities and financial prospects of an individual company.

Growth Risk – The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Management Risk – The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Market Risk – The Fund value might decrease in response to general market and economic conditions.

Small and Medium Sized Company Risk – In addition, the stocks of small-sized and medium-sized companies are subject to certain risks including:
•	Possible dependence on a limited product line, limited financial resources or a limited management group.
•	Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
•	Greater fluctuation in value than larger, more established company stocks.

Volatility Risk – Common stocks tend to be more volatile than other investment choices.

Average Annual Total Returns:  The chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 16.51% in the third quarter of 2009, and the lowest return was -25.99% in the fourth quarter of 2008.

For the Periods ended December 31, 2009	1 YEAR	SINCE INCEPTION 12/30/2005
Return Before Taxes	37.88%	-1.22%
Return After Taxes on Distributions	37.71%	-1.40%
Return After Taxes on Distributions and Sale of Fund Shares	24.62%	-1.09%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	3.02%

The Russell 1000 Growth Index is the established benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  Johnson Investment Counsel, Inc.

Portfolio Manager:  The Fund is managed by a team of portfolio managers.  Jeff Cornell, CFA, has been the team leader of the Fund since its inception.  Brian Kute, CFA, has been a member of the Fund team since its inception.  Jason Farler, CFA, has been a member of the Fund team since its inception.

Purchase or Sale of Fund Shares:  Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange.  The minimum initial investment for the Fund is $2,000.  The minimum for additional purchases is $100.  You may buy or sell shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays.   Purchases and redemptions can be made through the Fund's transfer agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH  45247.  You may contact the transfer agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.